CITY NATIONAL ROCHDALE FUNDS

CITY NATIONAL ROCHDALE MUNICIPAL HIGH INCOME FUND
Servicing Class (CNRMX)
Class N (CNRNX)

Supplement dated May 31, 2016, to the Summary Prospectus, Prospectus and Statement of Additional Information dated January 31, 2016, as amended

The City National Rochdale Municipal High Income Fund (the “Fund”) has postponed indefinitely the reclassification of the Fund’s Servicing Class shares as Class Y shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.